                                                                    EXHIBIT 10.1

                            SUBSCRIPTION AGREEMENT
                            ----------------------

          THIS AGREEMENT (this "Agreement") is made as of December 26, 1997, by
                                ---------
and between Tuesday Morning Acquisition Corp., a Delaware corporation (the "Company"), and each of the Persons set forth on the "Schedule of Subscribers"
 -------                                              -----------------------
attached hereto (hereinafter referred to collectively as the "Subscribers" and
                                                              -----------
individually as a "Subscriber"). Except as otherwise indicated, capitalized
                   ----------
terms used herein are defined in Section 6 hereof.

          WHEREAS, pursuant to a merger agreement (the "Merger Agreement"),
                                                        ----------------
dated as of September 12, 1997, by and among Tuesday Morning Corporation, a Delaware corporation ("Tuesday Morning"), the Company and Madison Dearborn
                       ---------------
Partners II, L.P., a Delaware limited partnership ("MDP"), (i) the Company will
                                                    ---
merge with and into Tuesday Morning and Tuesday Morning will continue as the surviving corporation (the "Surviving Corporation"); and (ii) each share of the
                            ---------------------
Company's common stock, par value $.01 per share (the "Common"), the Company's
                                                       ------
non-voting cumulative junior redeemable preferred stock, par value $.01 per share (the "Junior Redeemable Preferred"), and the Company's non-voting
            ---------------------------
cumulative junior perpetual preferred stock, par value $.01 per share (the "Junior Perpetual Preferred," collectively with the Common and the Junior
 --------------------------
Redeemable Preferred, referred to herein as the "Securities"), issued and
                                                 ----------
outstanding immediately prior to the merger will be converted into and become one fully paid and nonassessable share of the common stock, par value $.01 per share, the non-voting cumulative junior redeemable preferred stock, par value $.01 per share, and the non-voting cumulative junior perpetual preferred stock, par value $.01 per share, respectively, of the Surviving Corporation (the "Merger"); and
 ------

          WHEREAS, the Subscribers desire to subscribe to purchase, and the Company desires to sell to the Subscribers, shares of the Company's Securities;

          NOW, THEREFORE, in consideration of the foregoing and the representations and warranties and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          Section 1.  Authorization of Issuance and Sale of Stock.
                      -------------------------------------------

          1A. The Company will authorize the issuance and sale to the Subscribers of an aggregate of :

          (i) 283,964 shares of the Common, for a purchase price of $1.428574 per share;

          (ii) 5,204.072 shares of the Junior Redeemable Preferred, for a purchase price of $1,000.00 per share; and

          (iii) 1,929.763 shares of the Junior Perpetual Preferred, for a purchase price of $1,000.00 per share.

          Section 2.  Subscription of the Securities.
                      ------------------------------

          2A.  Subscription.  Each Subscriber hereby subscribes to purchase the
               ------------
number of shares of the Common, the Junior Redeemable Preferred and the Junior Perpetual Preferred set forth next to such Subscriber's name on the Schedule of Subscribers and does hereby agree to transfer to the Company as consideration therefor the purchase price set forth next to such Subscriber's name on the Schedule of Subscribers (the "Purchase Price). The sale to and purchase by each
                              --------------
Subscriber of the Securities to be purchased by such Subscriber hereunder will constitute a separate sale and purchase.

          2B.  The Closing.  The closing of the separate sales and purchases of
               -----------
the Common Stock (the "Closing") will occur on the effective date of the Merger.
                       -------
At the Closing, the Company will deliver to each Subscriber a certificate or certificates evidencing the number of shares of the Securities to be purchased by such Subscriber, registered in such name as such Subscriber shall designate, against payment of the Purchase Price therefor. The Purchase Price may be payable in cash by check or by wire transfer of immediately available funds or in shares of the common stock, par value $.01 per share, of Tuesday Morning (the "TMC Common"). At the Closing, each Subscriber who will pay the Purchase Price
 ----------
in shares of the TMC Common hereby agrees to assign and transfer to the Company the number of shares of the TMC Common set forth next to such Subscriber's name on the Schedule of Subscribers and represented by the certificate or certificates endorsed (in blank or otherwise), or a stock power or powers attached to such certificate or certificates. If the shares of the TMC Common to be used as the Purchase Price are to be acquired by the exercise of stock options held by a Subscriber, such Subscriber shall have exercised such stock options and shall have received the certificate or certificates representing such shares of the TMC Common no later than one day prior to the date of the Closing.

          Section 3.  Restrictions on Transfers.
                      -------------------------

          3A.  Restrictions.  The Securities are only transferable pursuant to
               ------------
(i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rules then in force) if such rules are available, and (iii) subject to the conditions specified in Section 3B below, any other legally available means of transfer pursuant to the Securities Act.

          3B.  Procedure for Transfer.  In connection with the transfer of any
               ----------------------
Securities (other than a transfer referred to in clauses (i) or (ii) of Section 3A above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Securities may be effected without registration of such Securities under the Securities Act.

          3C.  Transferees.  Upon request of any Subscriber, the Company shall
               -----------
promptly supply to such Subscriber or its prospective transferees all information required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          Section 4.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company hereby represents and warrants to the Subscribers that as of the
Closing:

          4A.  Organization, etc.  The Company is a corporation duly organized,
               -----------------
validly existing and in good standing under the laws of the State of Delaware. The Company has corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

          4B.  Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement and all other agreements and transactions contemplated hereby have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to be executed by the Company and the offering, sale and issuance of the Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with certain state and federal securities laws) pursuant to, the amended certificate of incorporation or the bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party.

          4C.  No Registration.  Assuming the truth and accuracy of the
               ---------------
representations set forth in Section 5 hereof, the offers and sales of the Securities pursuant to the terms hereof are not required to be registered under the Securities Act or any state securities laws.

          Section 5.  Subscribers' Representations and Warranties
                      -------------------------------------------

          5A.  Subscriber's Investment Representations.  Each Subscriber hereby
               ---------------------------------------
represents that it is acquiring the Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent any Subscriber and the subsequent holders of Securities from transferring such securities in compliance with the provisions of Section 3 hereof.

          5B.  Other Representations and Warranties of the Subscribers.  Each
               -------------------------------------------------------
Subscriber hereby severally represents and warrants to the Company that:

               (i) if such Subscriber will pay the Purchase Price in shares of the TMC Common, such Subscriber owns, or will own as of no later than one day prior to the date of the Closing, beneficially and of record, the shares of the TMC Common set forth next to such Subscriber's name on the Schedule of Subscribers and that such shares will be transferred at the Closing to the Company free and clear of any claims, liens, charges, equities, and encumbrances or other restrictions;

               (ii) such Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Securities purchased hereunder and has had full access to such other information concerning the Company (including access to the Merger Agreement, the Tuesday Morning's offering memoranda with respect to the offering of its senior subordinated notes and units, and the other financing documents relating to the Merger) as such Subscriber may have requested and that in making its decision to invest in the Securities being purchased hereunder such Subscriber is not in any way relying on the fact that any other Person has decided to be a Subscriber hereunder or to invest in the Securities;

               (iii) such Subscriber is sophisticated in financial matters and is able to evaluate the merits and risks of investment in the Securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment;

               (iv) (a) such Subscriber has the requisite power and authority to purchase the Securities to be purchased by such Subscriber hereunder and has authorized the purchase of such Securities and (b) if the Subscriber is not an individual, the purchase of the Securities being purchased by it hereunder does not violate its charter, by-laws or other organizational documents;

               (v) this Agreement constitutes the legal, valid and binding obligation of each Subscriber, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Subscriber do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Subscriber is a party or any judgment, order or decree to which such Subscriber is subject; and

               (vi) such Subscriber understands that at the effective time of the Merger, the Company will be merged with and into Tuesday Morning, pursuant to which, among other things, (i) each share of the Securities to be purchased hereunder shall be converted into and become one fully paid and nonassessable share of securities of like tenor of the Surviving Corporation, (ii) the separate corporate existence of the Company shall cease, and (iii) Tuesday Morning shall continue as the Surviving Corporation.

          Section 6.  Definitions.
                      -----------

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange
           --------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Rule 144A" means Rule 144A promulgated by the Securities and Exchange
           ---------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          Section 7.  Miscellaneous.
                      -------------

          7A.  Proxy.  Each Subscriber hereby grants to MDP the right to vote
               -----
(including by written consent) his or her shares of the capital stock of the Surviving Corporation issued in the Merger for an amended and restated certificate of incorporation which is consistent with the capitalization of Tuesday Morning contemplated in the final offering memorandum of Tuesday Morning with respect to its 11% senior subordinated notes.

          7B.  Remedies.  The holders of the Securities acquired hereunder
               --------
(directly or indirectly) will have all of the rights and remedies set forth in this Agreement and the certificate of incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          7C.  Amendments and Waivers.  Except as otherwise provided herein, no
               ----------------------
modification, amendment or waiver of any provision hereof shall be effective against the Company or the Subscribers unless such modification, amendment or waiver is approved in writing by the holders of a majority of the Securities purchased hereunder; provided, however, that in the event that such amendment or waiver would adversely affect, directly or indirectly, any holder or group of holders of Securities in a manner different than any other holder or group of holders of Securities, then such amendment or waiver will require the consent of such holders of Securities or a majority of the Securities held by such group of holders adversely affected. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the certificate of incorporation or the bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the certificate of incorporation, or the bylaws in accordance with their terms.

          7D.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or any Subscriber or on its behalf.

          7E.  Successors and Assigns.
               ----------------------

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Subscriber's benefit as the purchaser or holder of Securities, as the case may be, are also for the benefit of and enforceable by any subsequent holder of such Subscriber's Securities.

          (ii) If a sale, transfer, assignment or other disposition of any Securities is made in accordance with the provisions of this Agreement to any Person, such Person shall, at or prior to the time such common stock is acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

          7F.  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          7G.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          7H.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          7I.  Governing Law.  All issues concerning the enforceability,
               -------------
validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

          7J.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Subscriber at such Subscriber's address as indicated in the Company's books and records of the Company's transfer agent and registrar and to the Company at the addresses indicated below:

          If to the Company:

                    Tuesday Morning Corporation
                    14621 Inwood Road
                    Dallas, TX  75244
                    Attention:  Mark E. Jarvis
                         Facsimile:  (972) 392-1558

          With a copy to:

                    Carter W. Emerson, P.C.
                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                         Facsimile:  (312) 861-2200

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement on the day and year first above written.

                              TUESDAY MORNING ACQUISITION CORP.


                              By______________________________________

                              Its:______________________________________



                              _________________________________________
                              Lloyd L. Ross



                              _________________________________________
                              Jerry M. Smith



                              _________________________________________
                              Mark E. Jarvis



                              _________________________________________
                              George M. Anderson



                              _________________________________________
                              Duane A. Huesers



                              _________________________________________
                              Karen T. Costigan



                              _________________________________________
                              Richard E. Nance

                              _________________________________________
                              Alan L. Oppenheimer



                              _________________________________________
                              William H. Kendall



                              _________________________________________
                              Rebecca M. Gully



                              _________________________________________
                              Stella M. Knable



                              _________________________________________
                              Tom G. Gress